SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2008

Stanley Furniture Company, Inc.
(Exact name of registrant as specified in its charter)

                    Delaware                0-14938               54-1272589
                      (State or other                          (Commission File Number)                      (IRS Employer
                     jurisdiction of                                                                                        Identification No.)
                       incorporation)

                                1641 Fairystone Park Highway, Stanleytown, Virginia              24168
                                (Address of principal executive offices)                                    (Zip Code)

                                Registrant's telephone number, including area code:   (276) 627-2000

                                                                                     N/A
    (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On December 9, 2008, the Compensation Committee (the “Committee”) of Stanley Furniture Company, Inc. (the “Company”) approved the following base salary for 2009 and 2010 and bonus potential for 2009 for each of the following executive officers:

Executive Officer                                                      Base Salary                                 Bonus Potential
Douglas I. Payne                                                      $300,000                                          $250,000
R. Glenn Prillaman                                                    $250,000                                          $200,000
Stephen A. Bullock                                                   $250,000                                          $200,000

On December 9, 2008, the Committee approved an amended employment agreement with Douglas I. Payne to comply with Section 409A of the Internal Revenue Code of 1986, as amended.  A copy of the agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.  Other Events

The Continued Dumping and Subsidy Offset Act of 2000 (CDSOA) provides for the distribution of monies collected by U.S. Customs and Border Protection from antidumping cases to qualified domestic producers, in cases where domestic producers have continued to invest in their technology, equipment and people.  During December 2008, the Company has received CDSOA payments, and expects to receive other related settlement payments, net of related fees, in an amount of approximately $11 million in connection with the case involving wooden bedroom furniture imported from China.

Item 9.01.                              Financial Statements and Exhibits

(d) Exhibits.

10.1	Employment Agreement restated as of December 31, 2008 between Douglas I. Payne and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               STANLEY FURNITURE COMPANY, INC.

Date: December 9, 2008                                                                                     By: s/Douglas I. Payne
                                                  Douglas I. Payne